EXHIBIT 1
                                                                       ---------


                             JOINT FILING AGREEMENT

                  Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:  August 9, 2004

                                PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP

                                By:     Perseus-Soros Partners, LLC,
                                        General Partner

                                By:     SFM Participation, L.P.,
                                        Managing Member

                                By:     SFM AH LLC
                                        General Partner

                                By:     Soros Fund Management LLC,
                                        Managing Member

                                By:     /s/ Jodye M. Anzalotta
                                        ---------------------------------------
                                        Name:  Jodye M. Anzalotta
                                        Title: Assistant General Counsel


                                PERSEUS-SOROS PARTNERS, LLC

                                By:     SFM Participation, L.P.
                                        Managing Member

                                By:     SFM AH LLC
                                        General Partner

                                By:     Soros Fund Management LLC,
                                        Managing Member

                                By:     /s/ Jodye M. Anzalotta
                                        ---------------------------------------
                                        Name:  Jodye M. Anzalotta
                                        Title: Assistant General Counsel

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                                PERSEUS BIOTECH FUND PARTNERS, LLC

                                By:     Perseuspur EC, L.L.C.
                                        Managing Member

                                By:     Perseuspur, L.L.C.
                                        Member

                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer


                                PERSEUS EC, L.L.C.

                                By:     Perseuspur, L.L.C.
                                        Member

                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer


                                PERSEUSPUR, L.L.C.

                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer


                                MR. FRANK H. PEARL

                                By:     /s/ Rodd Macklin
                                        ----------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Attorney-in-Fact


                                SFM PARTICIPATION, L.P.

                                By:     SFM AH LLC
                                        General Partner

                                By:     Soros Fund Management LLC,
                                        Managing Member

                                By:     /s/ Jodye M. Anzalotta
                                        ---------------------------------------
                                        Name:  Jodye M. Anzalotta
                                        Title: Assistant General Counsel


                                SFM AH LLC

                                By:     Soros Fund Management LLC,
                                        Managing Member

                                By:     /s/ Jodye M. Anzalotta
                                        ---------------------------------------
                                        Name:  Jodye M. Anzalotta
                                        Title: Assistant General Counsel


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                                MR. GEORGE SOROS

                                By:     /s/  Jodye M. Anzalotta
                                        ---------------------------------------
                                        Name:  Jodye M. Anzalotta
                                        Title: Attorney-in-Fact


                                SOROS FUND MANAGEMENT LLC

                                By:     /s/ Jodye M. Anzalotta
                                        ---------------------------------------
                                        Name:  Jodye M. Anzalotta
                                        Title: Assistant General Counsel